EXHIBIT 99.1
                           ============

Certification of Chief Executive Officer and Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350
-----------------------------------------------------------------------------

In connection with the annual report on Form 10-KSB of StarSoft, Inc. (Registrant), as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Marvin Wosk, Chief Executive Officer and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

   (1) this annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of Registrant.



Date: April 14, 2004         /s/ Marvin Wosk
                              ----------------------------------
                              Chief Financial Officer of
                              StarSoft, Inc., Registrant